================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                           -------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported) DECEMBER 12, 1996



                              RITE AID CORPORATION
               (Exact Name of Registrant as Specified in Charter)



            DELAWARE                 1-5742              23-1614034
           (State of               (Commission          (IRS Employer
          Incorporation)           File Number)      Identification No.)


          30 HUNTER LANE, CAMP HILL, PENNSYLVANIA           17011
          (Address of Principal Executive Offices)        (Zip Code)


      Registrant's telephone number, including area code:  (717) 761-2633


================================================================================

ITEM 5.  OTHER EVENTS

          On December 12, 1996, the merger of Thrifty PayLess Holdings, Inc. ("Thrifty PayLess") with and into Rite Aid Corporation ("Rite Aid") was approved by the stockholders of both Thrifty PayLess and Rite Aid and consummated. As a result of the merger each then-outstanding share of the Class A Common Stock of Thrifty PayLess and the Class B Common Stock of Thrifty PayLess was converted into a right to receive .65 of a share of Rite Aid Common Stock. A copy of the press release dated December 12, 1996, announcing the consummation of the Merger, is attached hereto as Exhibit 99.1 and by this reference made a part hereof.

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits:

              99.1 Press Release Dated December 12, 1996

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          RITE AID CORPORATION



                                          By: /s/ Elliot S. Gerson
                                              ----------------------------------
                                              Elliot S. Gerson
                                              Senior Vice President and
                                              Assistant Chief Legal Counsel


Date:  December 13, 1996

                                 EXHIBIT INDEX


       EXHIBIT
       NUMBER                 EXHIBIT                           PAGE
       ------                 -------                           ----
      99.1  --  Press Release dated December 12, 1996            5

                                      -4-